UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 14, 2025
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 14, 2025, Lennar Corporation (the “Company”) entered into a delayed draw term loan credit agreement under its unsecured delayed draw term loan credit facility (the “Credit Facility”) pursuant to which, among other things, the lenders will extend to the Company delayed draw term loans in a maximum principal amount of $1,610,000,000, which amount can be increased by an additional $500,000,000 via an accordion feature.
The Delayed Draw Term Loan Credit Agreement (the “Credit Agreement”) is among the Company, as borrower, Truist Securities, Inc., JPMorgan Chase Bank, N.A., Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, BofA Securities, Inc., Goldman Sachs Bank USA and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Facility consists of delayed draw term loans. Once borrowed, amounts cannot be redrawn even if repaid. The proceeds available under the Credit Facility may be used for working capital and general corporate purposes.
In connection with the Credit Agreement, certain of the Company’s wholly-owned subsidiaries, which are primarily homebuilding subsidiaries, entered into a Guarantee Agreement (the “Guarantee Agreement”), dated as of May 14, 2025, pursuant to which those subsidiaries guarantee the Company’s obligations under the Credit Agreement. The descriptions of the Credit Agreement and the Guarantee Agreement are qualified in their entirety by reference to the full and complete terms contained in the Credit Agreement and the Guarantee Agreement, each of which is an exhibit to this Report on Form 8-K.
The Company and certain of its affiliates from time to time enter into commercial financial arrangements with almost all the lenders under the Credit Facility and/or their respective affiliates, and affiliates of certain of the lenders provide financial, advisory, investment banking and other services to the Company and its affiliates. In addition, affiliates of certain of the lenders serve from time to time as underwriters of the Company’s issuances of senior notes, including the Notes described under Item 8.01 of this Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference herein.
Item 8.01. Other Events.
On May 19, 2025, the Company settled its offering of $700 million aggregate principal amount of the Company’s 5.200% Senior Notes due 2030 (the “Notes”). The Notes are guaranteed by certain direct or indirect wholly owned subsidiaries of the Company (the “Guarantors”) listed on Schedule II of the underwriting agreement (the “Underwriting Agreement”) dated May 12, 2025 among the Company, the Guarantors and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes. The Company intends to use the net proceeds of the Notes offering for general corporate purposes, including the repayment of debt.
The Notes were issued pursuant to the terms of an Indenture, dated as of December 31, 1997, as supplemented by the Fifteenth Supplemental Indenture, dated as of May 19, 2025 (the “Supplemental Indenture”), among the Company, the Guarantors and The Bank of New York Mellon, as trustee. The offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3, File No. 333-269537 filed with the U.S. Securities and Exchange Commission (the “SEC”). The relevant terms of the Notes and the Supplemental Indenture are further described under the caption “Description of Notes” in the prospectus supplement dated May 12, 2025, filed with the SEC by the Company on May 13, 2025. Such description is incorporated in this Item 8.01 by reference. The Supplemental Indenture (including the form of the Notes and the guarantees) is filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and incorporated herein by reference. The description of the Notes and the Supplemental Indenture in this Current Report on Form 8 K is a summary and is qualified in its entirety by the terms of the Supplemental Indenture (including the form of the Notes).
The opinion of Cleary Gottlieb Steen & Hamilton LLP, relating to the validity of the Notes and the guarantees offered and sold pursuant to the Underwriting Agreement is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

1.1
Underwriting Agreement, dated as of May 12, 2025, among the Company, the Guarantors and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein.

4.1	Fifteenth Supplemental Indenture, dated as of May 19, 2025, among the Company, the Guarantors and The Bank of New York Mellon, as trustee.
4.2	Form of Global Note (included in Exhibit 4.1)
4.3	Form of Guarantee (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
10.1
Delayed Draw Term Loan Credit Agreement, dated as of May 14, 2025, among the Company, as borrower, JPMorgan Chase Bank, N.A., administrative agent, the several lenders from time to time parties thereto, and the other parties and agents thereto.

10.2	Guarantee Agreement, dated as of May 14, 2025, among certain of the Company’s subsidiaries in favor of the guaranteed parties referred to therein.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer